Exhibit 99.1

Robinson Aircraft Ltd.

Condensed Interim Balance Sheet

As at November 30, 2023 and May 31, 2023

(Unaudited - Expressed in Canadian Dollars)

		November 30, 2023	May 31, 2023
			(Audited)
ASSETS
Current Assets
Cash and cash equivalents		$5,878,503	$227,969
Accounts receivable	9	267,262	15,000
Prepaid expenses		92,933	2,509
Total current assets		6,238,698	245,478

Property and equipment, net	3	107,135	51,896
Operating lease assets	4	97,166	120,661
Finance lease assets	4	-	21,549
Deferred development costs		1,026,976	971,991
TOTAL ASSETS		$7,469,975	$1,411,575

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued liabilities	5	$366,406	$220,341
Term loan	14	40,000	40,000
Current portion of operating lease liabilities	4	48,983	45,875
Current portion of finance lease liabilities	4	-	3,085
Convertible debentures	7	-	1,142,230
Current portion of promissory note payable	6	-	36,869
Short-term debt	9	225,000	-
Convertible notes payable	8	6,767,918	-
Total current liabilities		7,448,307	1,488,400

Promissory note payable	6	-	263,131
Operating lease liabilities	4	48,184	73,536
Total Liabilities		7,496,491	1,825,067

Stockholders’ Equity
Common stock: no par value; unlimited authorized; 6,012,391 Voting A, 1,775,876 Voting B and 200,000 Non-voting common stocks issued and outstanding	11	6,579,450	5,083,009
Additional paid-in capital	12	101,398	54,632
Accumulated deficit		(6,707,364)	(5,551,133)
Total Stockholders’ Equity		(26,516)	(413,492)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$7,469,975	$1,411,575

The accompanying notes are an integral part of these financial statements

Robinson Aircraft Ltd.

Condensed Interim Statement of Operations

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

		Three Months Ended November 30,		Six Months Ended November 30,
		2023	2022	2023	2022
Operating Expenses
Salaries, wages and benefits		$142,517	$89,298	$221,088	$196,576
Professional fees		290,422	45,389	380,515	59,326
Depreciation and amortization	3, 4	13,825	8,438	20,562	15,175
Research and development		219,033	160,816	364,252	359,320
General and administrative expenses		125,007	46,458	171,296	79,076
Stock-based compensation	12	33,347	22,747	46,766	29,287
Total operating expenses		824,151	373,146	1,204,479	738,760

Operating Loss		(824,151)	(373,146)	(1,204,479)	(738,760)

Other Income (Expense)
Grant income	15	-	-	-	235,434
Other income	9	229,197	5,000	229,197	(9,113)
Interest expenses	4, 6, 7, 8	(142,464)	(17,020)	(180,421)	(22,477)
(Gain)/loss on foreign exchange		(2,396)	-	(529)	-
Loss Before Income Taxes		(739,814)	(385,166)	(1,156,232)	(534,916)

Tax credits recovery/(expense)		-	-	-	-
Net Loss		$(739,814)	$(385,166)	$(1,156,232)	$(534,916)

Net loss per share, basic and diluted	13	$(0.10)	$(0.05)	$(0.15)	$(0.07)
Weighted-average common shares outstanding, basic and diluted		7,641,350	7,470,735	7,555,576	7,182,674

The accompanying notes are an integral part of these financial statements.

Robinson Aircraft Ltd.

Condensed Interim Statement of Stockholders’ Equity

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

		Voting A		Voting B		Non-Voting		Additional
		Common Stock		Common Stock		Common Stock		Paid-In	Accumulated
		Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balance, May 31, 2022		3,815,926	$3,103,677	1,258,344	$-	200,000	$-	$-	$(4,381,441)	$(1,277,764)

Settlement of advances from shareholder	10	2,196,465	1,979,332	-	-	-	-	-	-	1,979,332
Stock-based compensation	12	-	-	-	-	-	-	6,540	-	6,540
Net Loss		-	-	-	-	-	-	-	(149,751)	(149,751)
Balance, August 31, 2022		6,012,391	$5,083,009	1,258,344	$-	200,000	$-	$6,540	$(4,531,192)	$558,357

Stock-based compensation	12	-	-	-	-	-	-	16,207	-	16,207
Net Loss		-	-	-	-	-	-	-	(385,166)	(385,166)
Balance, November 30, 2022		6,012,391	$5,083,009	1,258,344	$-	200,000	$-	$22,747	$(4,916,358)	$189,398

Balance, May 31, 2023		6,012,391	$5,083,009	1,258,344	$-	200,000	$-	$54,632	$(5,551,133)	$(413,492)

Stock-based compensation	12	-	-	-	-	-	-	13,419	-	13,419
Net Loss		-	-	-	-	-	-	-	(416,417)	(416,417)
Balance, August 31, 2023		6,012,391	$5,083,009	1,258,344	$-	200,000	$-	$68,051	$(5,967,550)	$(816,490)

Stock-based compensation	12	-	-	-	-	-	-	33,347	-	33,347
Conversion of Convertible Debentures	7	-	-	517,532	1,496,441	-	-	-	-	1,496,441
Net Loss		-	-	-	-	-	-	-	(739,814)	(739,814)
Balance, November 30, 2023		6,012,391	$5,083,009	1,775,876	$1,496,441	200,000	$-	$101,398	$(6,707,364)	$(26,516)

The accompanying notes are an integral part of these financial statements.

Robinson Aircraft Ltd.

Condensed Interim Statement of Cash Flows

For the Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

	Six Months Ended November 30,
	2023	2022
Operating Activities
Net loss	$(1,156,232)	$(534,916)
Adjustments for non-cash items:
Depreciation of property and equipment	19,428	15,164
Operating lease expenses	27,756	27,997
Amortization of finance lease assets	1,134	3,969
Interest on finance lease liabilities	39	849
Stock-based compensation	46,766	29,287
Changes in operating assets and liabilities:
Accounts receivable	(252,262)	-
Prepaid expenses	(90,424)	(990)
Interest on debts, net of cash paid	113,150	21,628
Accounts payable and accrued liabilities	32,917	(14,171)
Operating lease assets and liabilities	(26,915)	(27,248)
Net cash used in operating activities	(1,284,643)	(478,432)

Investing Activities
Purchase of property and equipment	(54,252)	-
Payments for research and development	(54,985)	(5,707)
Net cash used in investing activities	(109,237)	(5,707)

Financing Activities
Payments for finance leases	(2,715)	(9,340)
Proceeds from issuance of convertible debentures	7,122,129	934,890
Repayment of notes payable, net	(75,000)	-
Repayment of shareholder loans	-	(5,500)
Net cash provided by financing activities	7,044,414	920,050

Net increase in cash and cash equivalents	5,650,534	435,911
Cash and cash equivalents, beginning of period	227,969	4,322
Cash and cash equivalents, end of period	$5,878,503	$440,233

Supplemental Cash Flow Information:
Conversion of Convertible Debentures	$1,496,441	$-
Taxes paid	$-	$-
Interest paid	$14,649	$39,063
Addition to property and equipment through exercising finance lease purchase option	$20,415	$-

The accompanying notes are an integral part of these financial statements.

Robinson Aircraft Ltd.

Notes to Condensed Interim Financial Statements

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

1.	Company and Nature of Business

Description of Business

Robinson Aircraft, Ltd. (the “Company” or “Horizon”), was incorporated under the Ontario Business Corporations Act on May 21, 2013 with a registered head office at 100 King Street West, Suite 6600, 1 First Canadian Place, Toronto, Ontario, M5X 1B8. The Company has created and patented a unique hybrid electric vertical take-off and landing (“eVTOL”) technology that is currently in development.

Amalgamation

On April 13, 2021, the Company completed an amalgamation with Horizon Aircraft Power Systems, Inc., a company incorporated on May 21, 1978 in Ontario, Canada with primary business activity of advanced hybrid-electric power system architectures. Pursuant to the amalgamation, the newly amalgamated corporation was named Horizon Aircraft Inc. On April 29, 2021, the Company applied authorization to continue the Company in British Columbia Canada and changed its legal address to Suite 2300, Bentall 5, 550 Burrard Street, Vancouver, British Columbia, Canada, V6C 2B5. The Company also modified its name to Robinson Aircraft, Ltd.

Significant Risks and Uncertainties

The Company is currently in a development stage and is subject to a number of risks similar to those of other companies of similar size in its industry, including, but not limited to, the need for successful development of its technology and products, the need for additional financing to fund operating losses, competition from substitute products and services from larger companies, protection of proprietary technology, patent litigation, dependence on key individuals, and risks associated with changes in information technology.

Management expects losses and negative cash flows to continue for the foreseeable future, primarily as a result of continued research and development efforts. The Company historically funded its research and development efforts through equity and debt issuances. During the three months ended November 30, 2023, the Company had a net loss of $739,814 (November 30, 2022 - $385,166). As at November 30, 2023, the Company had working capital deficiency of $984,609 (May 31, 2023 – $1,242,922) and an accumulated deficit of $6,707,364 (May 31, 2023 - $5,551,133). Failure to raise additional funding or generate sufficient positive cash flows from operations in the longer term could have a material adverse effect on the Company’s ability to achieve its intended business objectives. These conditions and the ability to successfully resolve these factors over the next twelve months raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these uncertainties.

Robinson Aircraft Ltd.

Notes to Condensed Interim Financial Statements

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and include all adjustments necessary for the fair presentation of the Company’s financial position, results of operations, and cash flows for the years presented. The accounting policies of the Company are the same as those set forth in the condensed audited financial statements for the year ending May 31, 2023. These financial statements should be read together with those condensed audited financial statements for the year ending May 31, 2023 and are not necessarily indicative of future results.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities, expenses, and disclosure of contingent assets and liabilities. The most significant estimates are related to the valuation of common stock, deferred development costs, derivative liabilities, and the valuation of and provisions for income taxes and contingencies. These estimates and assumptions are based on current facts, historical experience and various other factors believed to be reasonable under related circumstances. The estimates form the basis for making judgments about the carrying values of assets and liabilities and the recording of expenses that are not readily apparent from other sources. Actual results may differ materially and adversely from these estimates. In the opinion of management, these financial statements include all adjustments and accruals, consisting of typical recurring adjustments that are necessary for a fair statement of the results of all interim periods reported herein.

Significant Accounting Policies

The significant accounting policies used in the preparation of these condensed interim financial statements are consistent with the significant accounting policies of the Company’s annual audited financial statements for the year ended May 31, 2023.

3.	Property and equipment

Property and equipment consist of the following:

	November 30, 2023	May 31, 2023
Computer Equipment	$49,694	$36,705
Leasehold Improvements	9,666	9,666
Plane	1,084	1,084
Tools & Equipment	48,202	27,167
Website Development	40,643	-
Vehicles	16,000	16,000
	165,289	90,622
Accumulated depreciation	(58,154)	(38,726)
Property and equipment, net	$107,135	$51,896

The Company’s finance lease ended during the six months ended November 30, 2023. The Company exercised the permitted purchase option and recorded an addition to tools and equipment in the amount of $20,415 (November 30, 2022 - $nil).

Depreciation expense of property and equipment for the three and six months ended November 30, 2023 was $13,825 and $19,428 (November 30, 2022 - $10,129 and $15,164), respectively.

Robinson Aircraft Ltd.

Notes to Condensed Interim Financial Statements

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

4.	Leases

The Company entered into multiple lease agreements for the use of certain property and equipment under operating and finance leases. Property leases include hangars, storage, offices, and other space. All of the Company’s leases have fixed rent payments and lease terms of 5 years. Under the terms of the lease agreements, the Company is responsible for certain insurance, property taxes and maintenance expenses. These expenses are variable and are not included in the measurement of the lease asset or lease liability. These expenses are recognized as variable lease expenses when incurred and are not significant.

The Company records the initial right-to-use asset and lease liability at the present value of lease payments scheduled during the lease term. Unless the rate implicit in the lease is readily determinable, the Company discounts the lease payments using an estimated incremental borrowing rate at the time of lease commencement. The Company estimates the incremental borrowing rate based on the information available at the lease commencement date, including the rate the Company could borrow for a similar amount, over a similar lease term with similar collateral. The Company’s weighted-average discount rate for operating and finance leases commenced during the years ended May 31, 2023 and 2022 was 10%.

One of the Company’s operating leases includes a rental escalation clause that involves the use of a rate index that is uncertain at lease inception. Accordingly, it’s not factored into the determination of lease payments. The escalated portion of rental is not significant and would be recognized as a variable lease expense when incurred. The Company’s finance lease included an unconditional purchase option at the conclusion of the lease term which was incorporated into the determination of lease payments. The Company does not have any leases that include renewal or termination options.

During the six months ended November 30, 2023, the Company’s finance lease expired, and a purchase option was exercised. The carrying value of the finance lease asset of $20,415 was transferred to property and equipment.

Operating lease expense is recognized on a straight-line basis over the lease term. The weighted-average remaining lease term is 2 years as of November 30, 2023.

Finance lease assets are amortized over the useful life of the underlying asset and finance lease liability is accreted using the effective interest rate. As of November 30, 2023 the finance lease has concluded.

Supplemental balance sheet information related to the Company’s leases is as follows:

	November 30, 2023	May 31, 2023
Operating Leases
Assets
Operating lease assets	$97,166	$120,661

Liabilities
Operating lease liabilities, current	$48,983	$45,875
Operating lease liabilities, non-current	48,184	73,536
Total operating lease liabilities	$97,166	$119,411

Finance Leases
Assets
Finance lease assets	$-	$34,025
Accumulated depreciation	-	(12,476)
Finance lease assets, net	$-	$21,549

Liabilities
Finance lease liabilities, current	$-	$3,085
Finance lease liabilities, non-current	-	-
Total finance lease liabilities	$-	$3,085

Robinson Aircraft Ltd.

Notes to Condensed Interim Financial Statements

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

Maturities of lease liabilities as of November 30, 2023 were as follows:

As of Nov 30, 2023
Operating Leases
2024	$28,006
2025	48,761
2026	24,011
2027	8,004
2028	-
2029 and thereafter	-
Total Undiscounted Lease Payments	$108,782
Less: Imputed Interest	(11,616)
Total Lease Liabilities	$97,166

Lease Costs

The table below presents certain information related to the lease costs for the three and six months ended November 30, 2023 and 2022:

	Three Months Ending		Six Months Ending
	November 30, 2023	November 30, 2022	November 30, 2023	November 30, 2022
Operating lease cost	$12,587	$13,635	$26,465	$27,512

Finance Leases
Amortization of lease assets	-	1,701	1,134	3,402
Interest on lease liabilities	-	478	39	956

Other Lease Costs
Short-term lease cost	1,625	2,025	3,250	4,050
Variable least cost	334	116	668	232
Total lease costs	$14,546	$17,955	$31,556	$36,152

5.	Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consisted of the following:

	November 30, 2023	May 31, 2023
Accounts payable	$187,811	$186,560
Government remittance	-	(14,456)
Accrued salaries, wages and benefits	178,595	48,237
Accounts payable and accrued liabilities	$366,406	$220,341

6.	Promissory Note

On October 19, 2022, the Company issued a Promissory Note in the principal amount of $300,000. The Promissory Note was to mature on October 18, 2027 and bore interest at a rate of 9.7% per annum. The Promissory was securitized by certain patents of the Company. The Promissory Note was being repaid on a monthly basis, with interest only payments until October 15, 2023 and blended payments of $7,576 thereafter.

During the three and six months ended November 30, 2023, the Company recorded and paid interest expenses of $7,335 and $14,610 (November 30, 2022 - $2,950 and $2,950), respectively. The Company repaid the loan in its entirety including all accrued interest on November 9, 2023.

Robinson Aircraft Ltd.

Notes to Condensed Interim Financial Statements

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

7.	Convertible Promissory Notes

In May 2022, the Company approved the issuance of a series of convertible promissory notes (collectively, the “Notes”) carrying a one-year term with interest on the outstanding principal amount from the date of issuance accrued at the rate of 10% per annum.

On or before the date of the repayment in full of the Notes, in the event the Company issues shares of its equity securities to investors (the “Investors”) in gross proceeds at least $2,000,000 (a “Qualified Financing”), the outstanding principal and unpaid accrued interest balance of the Notes would convert into common shares at a conversion price equal to the lesser of (i) 80% of the per share price paid by the Investors; and (ii) a price equal to $15,000,000 divided by the aggregate number of outstanding common shares of the Company immediately prior to the closing of the Qualified Financing on the same terms and conditions as provided to the Investors.

If the Notes had not been previously converted pursuant to a Qualified Financing, the holders of the Notes could elect by giving five days’ notice (the “Voluntary Conversion Date”) to convert the Notes and any unpaid accrued interest thereon into common shares of the Company (the “Voluntary Conversion”) at a conversion price equal to the quotient of $12,000,000 divided by the aggregate number of outstanding common shares of the Company as of the Voluntary Conversion Date.

During the year ended May 31, 2023, the Company issued convertible promissory notes in the amount of $1,035,000 (2022 - $50,000).

During the six months ended November 30, 2023, the Company issued an additional convertible promissory note in the amount of $300,000, with the same terms as the previously issued convertible promissory notes.

The following table presents the principal amounts and accrued interest of the convertible promissory notes as of November 30, 2023:

	Principal	Accrued interest	Total
Balance as May 31, 2022	$50,000	$110	$50,110
Issuance of debt	1,035,000	-	1,035,000
Accrued interest	-	57,120	57,120
Balance as May 31, 2023	$1,085,000	$57,230	$1,142,230
Issuance of debt	300,000	-	300,000
Accrued interest	-	54,211	54,211
Conversion to shareholders equity	(1,385,000)	(111,441)	(1,496,441)
Balance as November 30, 2023	$-	$-	$-

The conversion features of the Notes were not clearly and closely related to the Notes and should be recognized as derivative liabilities. The Company determined that the estimated fair value of the derivative liabilities were not material by using a cash flow model based on the inputs of the Company, and the resulting $nil value was allocated to the derivative liabilities.

In October 2023, the Company completed a Qualified Financing and based on the terms of the Notes all Convertible Promissory notes were converted into 517,532 common shares at of the Company.

Robinson Aircraft Ltd.

Notes to Condensed Interim Financial Statements

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

8.	Convertible Notes Payable

In October 2023, the Company received $6,700,000 in exchange for convertible notes payable bearing interest at 10% per annum. These convertible notes convert into common shares in the event the Company raised in excess of US $5,000,000 or successfully lists its securities on a public stock exchange. The convertible notes payable converted into common stock of the Company in January 2024.

The Company recorded $67,918 of interest expenses related to these convertible notes payable during the three and six months ended November 30, 2023 (2022 – nil).

9.	Scientific Research and Experimental Development

In July 2023, in connection with the year ending May 31, 2023, the Company filed an application for Scientific Research and Experimental Development (“SRED”) credits with the Canadian federal government in the amount of $229,197. This amount is included in Other Receivables as of November 30, 2023 and was received in December 2023.

In September 2023, the Company obtained a loan of $225,000 bearing interest at 14% per annum, compounded monthly. The loan was secured by the future SRED refund and all property of the Company. The Company repaid the loan in its entirety on December 19, 2023.

10.	Advances from Shareholder

As at May 31, 2022, an outstanding balance for loans from shareholders was $1,979,332. On June 24th, 2022, the advances from shareholders were fully settled by issuance of 2,196,465 class A common shares of the Company.

11.	Common Stock

The Company has an unlimited number of shares of common stock, issuable in one or more series, authorized and available to issue for purposes of satisfying the future grant of common stock options, and for purposes of any future business acquisitions and transactions as follows:

−	Unlimited number of voting A common stock with no par value

−	Unlimited number of voting B common stock with no par value

−	Unlimited number of non-voting common stock with no par value

12.	Stock Options

In August 2022, the Company established a Stock Option Plan (the “Option Plan”), under which the Board of Directors may, from time-to-time, in its discretion, grant stock options to directors, officers, consultants and employees of the Company.

During the year ended May 31, 2023, the Company granted 693,265 options (2022 – nil) with an exercise price of $0.76 per shares. These options vest in equal tranches over a period of three years. The Company estimated the fair value of the stock options on the date of grant using the Black-Scholes option-pricing model with the following assumptions: share price $0.30; expected volatility 85%; risk-free interest rate 2.8%; expected life five years; and forfeiture rate 0%.

Robinson Aircraft Ltd.

Notes to Condensed Interim Financial Statements

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

A summary of stock option activity for the six months ended November 30, 2023 is as follows:

Stock Options Activity	Number of Options outstanding	Number of Options excercisable	Weighted- Average Exercise Price per share	Weighted- Average Life Remaining (in years)
Balance, May 31, 2022	-	-	-	-

Options granted	693,265	-	0.76	7.15
Balance, May 31, 2023	693,265	-	0.76	7.15

Options vested	-	178,566	0.76	6.90
Balance, November 30, 2023	693,265	178,566	0.76	6.90

During the year ended May 31, 2023, the Company granted 693,265 stock options with a fair value of $141,795 and recorded stock-based compensation expenses of $54,632 (2022 - $nil).

During the three and six months ended November 30, 2023, the Company recorded stock-based compensation expenses of $33,347 and $46,766 (November 30, 2022 - $22,747 and $29,287), respectively.

13.	Net Income (Loss) per Share Attributable to Common Stockholders

The Company computes net income (loss) per share using the two-class method. Basic net income (loss) per share is computed using the weighted-average number of shares outstanding during the period. Diluted net income per share is computed using the weighted-average number of shares and the effect of potentially dilutive securities outstanding during the period. Potentially dilutive securities consist of stock options, convertible debentures, and convertible promissory notes.

	Three Months Ended		Six Months Ended
	November 30,		November 30,
Basic and Diluted net income (loss) per share:	2023	2022	2023	2022
Numerator:
Net Income (loss) attributable to common stockholders	$(739,814)	$(385,166)	$(1,156,232)	$(534,916)
Denominator:
Basic weighted-average shares outstanding	7,641,350	7,470,735	7,555,576	7,182,674
Basic and Diluted net income (loss) per share attributable to common stockholders	$(0.10)	$(0.05)	$(0.15)	$(0.07)

Stock options, Convertible debentures, Convertible Promissory notes, and Convertible notes payable were excluded from the computation of diluted net income (loss) per share attributable to common stockholders for the periods presented because including them would have been antidilutive.

Robinson Aircraft Ltd.

Notes to Condensed Interim Financial Statements

For the Three and Six Months Ended November 30, 2023 and 2022

(Unaudited - Expressed in Canadian Dollars)

14.	Term Loan

In May 2020, the Company received a $40,000 line of credit (“CEBA LOC”) under the Canada Emergency Business Account (“CEBA”) program funded by the Government of Canada. The CEBA LOC was non-interest bearing and could be repaid at any time prior to January 18, 2024 without interest or penalty. The Company repaid this loan on December 18, 2023.

15.	Government Grants

DAIR Green Fund

In November 2022, the Company entered into a funding agreement with the Downsview Aerospace Innovation and Research Centre (“DAIR”). In June 2022, DAIR entered into a Contribution Agreement with the Federal Economic Development Agency for Southern Ontario to launch a Green Fund to financially support projects led by small and medium size enterprises. DAIR selected the Company with a project on the Engineering Design of a Hybrid Power System Novel Power Distribution Scheme. The funding approved to the Company was $75,000, of which $50,000 was issued to the Company as at May 31, 2023 and $15,000 was received in the three months ending November 30, 2023. The remaining amount of $10,000 will be received subsequent to successful reporting to DAIR on the project.

Air Force Grant

In January 2022, the Company entered into a Market Research Investment Agreement (the “Agreement”) with Collaboration.Ai, a company engaged with the United States Operations Command and the U.S. Air Force to administer selection and awards for the AFWERX Challenge program to foster innovation within the services. In connection with the Agreement, the Company will provide research, development, design, manufacturing, services, support, testing, integration and equipment in aid of delivery of market research in accordance with one or more Statements of Work or Market Research Plans. During the year ending May 31, 2023, a fixed fee fund of $366,050 was approved. As at November 30, 2023, the Company had received $235,434 of this amount.

16.	Related Party Transactions

The following are related party transactions during the three and six months ended November 30, 2023 and 2022:

	For the Three Months Ended November 30,		For the Six Months Ended November 30,
	2023	2022	2023	2022
Salaries to officers	159,247	125,920	260,168	257,580
Reimbursed expenses to officers	21,577	30	27,624	4,387

During the three months and six months ended November 30, 2023, the Company issued nil and nil (2022 – 523,500 and 523,500), respectively, stock options to its directors and recorded $25,344 and $35,542 (2022 - $17,287 and $22,258) of related stock-based compensation expenses.

17.	Subsequent Events

On August 15, 2023, the Company entered into a business combination agreement with Pono Capital Three Inc. (the “Pono”). Pursuant to the Business Combination Agreement, on January 12, 2024 the Company amalgamated with Pono Three Merger Acquisitions Corp., a wholly owned subsidiary of Pono, with the resulting combined company continuing as a wholly owned subsidiary of Pono. Pono changed its name to New Horizon Aircraft Ltd. on January 12, 2023.

As consideration for the amalgamation, shareholders of the Company collectively received from Pono, in aggregate, a number of Pono Class A Ordinary Shares equal to the quotient derived from dividing (a) the difference of (i) US $96,000,000 minus (ii) the closing net indebtedness by (b) the redemption price.

The transaction closed on January 12, 2024 with New Horizon Aircraft Ltd. listed on the NASDAQ public stock exchange effective January 16, 2024.